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                                                                   Exhibit 10.17

                     TENTH AMENDMENT TO AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.

                  THIS TENTH AMENDMENT, dated as of August 31, 1999 (the "Amendment"), amends and supplements the Amended and Restated Agreement of Limited Partnership (as heretofore amended to date, the "Partnership Agreement") of BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Partnership"). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

                                   BACKGROUND
                                   ----------

         E. Pursuant to the Partnership Agreement, Brandywine Realty Trust (the "General Partner"), as the general partner of the Partnership, has the power and authority to issue additional Partnership Interests to persons on such terms and conditions as the General Partner may deem appropriate.

         F. The General Partner, pursuant to the exercise of such power and authority and in accordance with the Partnership Agreement, has determined to execute this Amendment to the Partnership Agreement to evidence the issuance of additional Partnership Interests to Commonwealth Atlantic Operating Properties, Inc. ("CAOP") as a Limited Partner of the Partnership in exchange for the contribution of real estate and real estate related assets that are being made to the Partnership on the date hereof pursuant to that certain Closing Agreement, dated September 28, 1998, among the Partnership, the General Partner, CAOP and the other signatories thereto.

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby amend the Partnership Agreement as follows:

                  1. The Partnership Agreement is hereby amended and supplemented to reflect the issuance to CAOP on the date hereof of 400,000 Series B Preferred Units.

                  2. The Partnership Interests issued hereby shall constitute Series B Preferred Units and shall be subject to all the terms and conditions of the Series B Preferred Units set forth in the Fifth Amendment to the Partnership Agreement, dated September 28, 1998 (the "Fifth Amendment"); provided, that distributions to be received by CAOP on the Series B Preferred Units issued to CAOP hereunder shall be cumulative from the date hereof (rather than from September 28, 1998). The date hereof shall be deemed the "Issue Date" of the Series B Preferred Units issued to CAOP hereunder for any and all purposes, including, without limitation, in applying the terms and conditions of the Fifth Amendment to such Series B Preferred Units.





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                  3. By execution of this Amendment to the Partnership Agreement by the General Partner and CAOP, CAOP agrees to be bound by each and every term of the Partnership Agreement as amended from time to time in accordance with the terms of the Partnership Agreement.

                  4. On the date of this Amendment, CAOP shall execute and deliver to Brandywine Realty Trust an Irrevocable Proxy coupled with an Interest in the form set forth on Exhibit 1 hereto attached.

                  5. This Amendment may be executed in one or more counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts together constituting the same agreement.

                  6. Except as expressly set forth in this Amendment to the Partnership Agreement, the Partnership Agreement is hereby ratified and confirmed in each and every respect.


















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                  IN WITNESS WHEREOF, this Amendment to the Partnership
Agreement has been executed and delivered as of the date first above written.

                                            GENERAL PARTNER:

                                            BRANDYWINE REALTY TRUST


                                            By:________________________________
                                            Gerard H. Sweeney, President and CEO

                                            ADMITTED PARTNER:

                                            COMMONWEALTH ATLANTIC OPERATING
                                            PROPERTIES, INC.
                                            By:________________________________
                                                            , Vice President


















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                                    EXHIBIT 1

                   IRREVOCABLE PROXY COUPLED WITH AN INTEREST

                  KNOWN ALL MEN BY THESE PRESENTS, that the undersigned hereby irrevocably constitutes and appoints the General Partner, any Liquidating Trustee, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to: execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (i) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidating Trustee deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (ii) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms;
(iii) all conveyances and other instruments or documents that the General Partner deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; and (iv) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to the provisions of this Agreement, or the Capital Contribution of any Partner. The foregoing power of attorney is irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive the death, incapacity or incompetency of a Limited Partner to the effect and extent permitted by law and the Transfer of all or any portion of such Limited Partner's Partnership Units and shall extend to such Limited Partner's heirs, distributees, successors, assigns and personal representatives.

                  IN WITNESS WHEREOF, the undersigned has executed and delivered this Proxy on this __th day of August, 1999.


                                                 COMMONWEALTH ATLANTIC OPERATING
                                                 PROPERTIES, INC.

                                                 By:____________________________
                                                                 Vice President








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